                                                                  EXHIBIT 10.19

                        CONFIDENTIAL TREATMENT REQUESTED

[HANDSPRING LOGO]


Reseller Agreement
--------------------------------------------------------------------------------

        This agreement ("Agreement") is entered into between Handspring, Inc. ("Handspring") a California corporation having offices at 189 Bernardo Ave. Mountain View, CA 94043 and Best Buy Co., Inc. ("Reseller"), a Minnesota corporation having offices at 7075 Flying Cloud Drive, Eden Prairie, MN 55344.

        Whereas, Handspring sells a line of handheld computers and associated accessories;

        Whereas, Reseller is in the business of reselling computer products;

        Whereas, Handspring desires to engage the Reseller for the purposes of marketing and selling Handspring's handheld computers and associated accessories in the United States; and

        Therefore, in consideration of the following conditions set for the in this Agreement, the parties agree to the following.

1.      DEFINITIONS

        "Customer" means an end user of a Product.

        "Limited Warranty Statement" means Handspring's then-current warranty from Handspring to Customers.

        "Products" means the products in Handspring's then-current reseller Product List, a current copy of which is attached as Exhibit A. A Product may include both hardware and software components. Handspring may add to, delete from, or otherwise modify the Products on the Product List at any time.

        "Territory" means the United States of America.

2.      PRODUCT TERMS

        2.1 APPOINTMENT. Handspring hereby appoints Reseller, and Reseller accepts such appointment, to act as a non-exclusive reseller of Products only to Customers located in the Territory. Sale of Products to other resellers or Reseller's affiliates is strictly prohibited. Reseller will only sell the Products in face-to-face transactions from physical store outlets located in the Territory, and will not market or sell the Products using any Internet site or mail order catalog without specific written authorization by Handspring.

        2.2 PRICES. The prices paid by Reseller to Handspring for Products shall initially be as set forth in Exhibit A. Handspring shall have the right, at any time, to change, alter, or amend Product prices upon written notice. Reseller is eligible to receive price protection in accordance with the guidelines attached as Exhibit C. Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are Reseller's sole responsibility.

3.      ORDERING AND PAYMENT

        3.1 ORDERS. Orders shall be in writing and be subject to acceptance by Handspring. The terms and conditions of each order shall be as provided by this Agreement, and the provisions of either party's form of purchase order, acknowledgment or other business forms will not apply to any order notwithstanding the other party's acknowledgment or acceptance of such form.

        3.2 SHIPMENT. Shipment will be F.O.B. Handspring's specified warehouse ("Delivery Point"), freight collect, at which time title (excluding any software components of Products) and risk of loss will pass to Reseller. All freight, insurance and other shipping expenses from Delivery Point, as well as any expenses related to

Reseller's special packing requests, will be borne by Reseller unless otherwise agreed to in writing by Handspring.

        3.3 PAYMENT. Subject to compliance with Handspring's credit requirements, payments on orders will be due and payable in full * days from the invoice date. If Reseller is in default of its payment obligations, Handspring shall give written notice of such default to Reseller. Upon receipt of such default notice, Reseller shall have * days to cure. If Reseller fails to cure within the * notice period, Reseller shall pay monthly service charges of 1% per month for any past due amounts. Handspring may in its sole discretion change Reseller's credit terms and/or require C.O.D. payment for any shipments.

4. DEFECTIVE PRODUCT RETURNS. Returns of defective Products will be processed through return processing centers and consolidated for shipment weekly or biweekly to Handspring by Reseller. Returns of defective Products will be paid for by Handspring when Handspring authorized carriers are used. Return shipment charges via unauthorized carriers and all customs or broker's fees are the responsibility of Reseller. Handspring reserves the right to charge-back to Reseller shipping charges incurred on those Products that were not at any point resold to Customers but were returned as defective and no fault was found. Incomplete Product returns will be accepted less the value of the missing components as outlined in Component pricing as exhibited in Exhibit D. Under no circumstances shall the total defective returns of any specific Product model number exceed * % of total purchases for that model number in the ninety (90) days prior to the return request.

Reseller will be in material breach of this Agreement if it returns Products as "defective" to Handspring when Reseller has not at any point resold such Products to Customers, except that Reseller may return Products that were not at any point resold to Customers that are in fact "defective."

5.      RESELLER'S OBLIGATIONS

        5.1 MARKETING DEVELOPMENT. Reseller will aggressively market and advertise the Products consistent with Reseller's marketing plans and strategies. So long as Reseller is in compliance with this Agreement, Reseller may participate in Handspring's Market Development Fund program ("MDF Program"). A copy of the current MDF Program Guidelines is attached as Exhibit B.

        5.2 INVENTORY/ SALES INFORMATION. Reseller will be required to provide sell through and inventory information for all inventory locations via an electronic link such as EDI or other standard data transfer and exchange method. The method must be agreed to in advance by Reseller and Handspring.

        5.3 RESELLER COVENANTS. Reseller will: (i) conduct business in a manner that reflects favorably at all times on Products and the good name, goodwill and reputation of Handspring; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to Handspring or Handspring Products;
(iii) make no false or misleading representations with regard to Handspring or Handspring Products; (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to Handspring or Handspring Products; and (v) make no representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of Handspring Products that are inconsistent with the literature distributed by Handspring.

        5.4 USE OF TRADEMARKS AND PROPRIETARY NOTICES. During the term of this Agreement, Reseller may use the trademarks, trade names, logos and designations used by Handspring for Handspring Products solely in connection with Reseller's advertisement and promotion of Handspring Products, in accordance with Handspring's then-current trademark usage policies. Reseller shall not remove or destroy any copyright notices, trademarks or other proprietary markings on the Products, software, documentation or other materials related to the Products. Upon termination of this Agreement Reseller may continue to advertise and promote the Products using Handspring's trademarks and trade names until inventory depletion. Handspring may not use Reseller's trade names, trademarks or service marks without first obtaining Reseller's express approval.

6.      TERM AND TERMINATION

        6.1 TERM. This Agreement shall commence on the Effective Date and continue for twelve (12) months thereafter unless terminated earlier as provided herein.


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

        6.2 TERMINATION WITHOUT CAUSE. Reseller or Handspring may terminate this Agreement without cause, at any time, by written notice to the other party not less than thirty (30) days prior to the effective date of termination. All unfilled orders pending at the time of the date of such notice of termination shall be deemed canceled, and Handspring and Reseller hereby waive all claims against the other in connection with the cancellation of such orders.

        6.3 TERMINATION FOR BREACH.
Handspring may terminate this Agreement, for cause, by written notice to Reseller not less than ten (10) days prior to the effective date of such notice in the event that: (i) Reseller fails to pay past due invoices within thirty
(30) days after notice that invoices are past due; (ii) Reseller fails to resolve and remove from Handspring unauthorized debits after a remedy period of 15 business days from date of debit, Reseller violates any other material provision of this Agreement; or (iv) control of Reseller is acquired, directly or indirectly, by a third party, or Reseller is merged with a third party. Upon giving its notice of termination, Handspring may alter its terms of sale, including credit terms, and take such other action as may be consistent with the termination of Reseller as an authorized Handspring Reseller.

        6.4 TERMINATION FOR INSOLVENCY. At the option of Handspring or Reseller, this Agreement shall terminate immediately if: (i) a receiver is appointed for the other party or its property; (ii) the other party becomes insolvent or unable to pay its debts as they mature or ceases to pay its debts as they mature in the ordinary course of business, or makes an assignment for the benefit of creditors; (iii) any proceedings are commenced by or for the other party under any bankruptcy, insolvency or debtors' relief law; (iv) any proceedings are commenced against the other party under any bankruptcy insolvency or debtor's relief law, and such proceedings have not been vacated or set aside within sixty
(60) days from the date of commencement thereof; or (v) the other party commences to dissolve under applicable corporate law statutes.

        6.5 TERMINATION/EXPIRATION ACCOUNTING. All amounts payable by Reseller to Handspring shall survive termination and become immediately due and payable. In addition, Handspring shall have the right to repurchase unsold Products in Reseller's inventory. Within ten (10) days following termination, Reseller shall furnish Handspring with an inventory of unsold Products. Within ten (10) days after receipt of such inventory, Handspring shall notify Reseller in writing whether or not Handspring intends to repurchase from Reseller all or part of such inventory at the original invoice price (less discounts, price protection or other credits previously granted). Handspring shall pay all transportation and other costs connected with shipping such Products to Handspring.

7.      WARRANTY

        7.1 CUSTOMER WARRANTY. Handspring provides a Limited Warranty Statement to Customers. Reseller will make available to Customers a copy of the Limited Warranty Statement and will not make any representations or statements inconsistent with such Limited Warranty Statement. Reseller shall have the right to return at HANDSPRING'S expense and for full credit (if there are sufficient funds to offset) or refund of the purchase price any products for which the sale is prohibited by applicable local, state, or federal law, ordinance, rule or regulation.

        7.2 EXPRESS DISCLAIMER. Handspring MAKES NO WARRANTIES OR
REPRESENTATIONS AS TO THE Products, EXCEPT AS SET FORTH ABOVE. ALL IMPLIED WARRANTIES AND CONDITIONS, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, ARE HEREBY DISCLAIMED.

8. LIMITATION OF LIABILITY. THE LIABILITY OF Handspring AND ITS SUPPLIERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUPPLY OF Products HEREUNDER, SHALL BE LIMITED TO THE ACTUAL AMOUNTS PAID BY RESELLER TO Handspring FOR THE Products GIVING RISE TO SUCH DAMAGES, AND SHALL IN NO EVENT INCLUDE LOSS OF PROFITS, COST OF PROCURING SUBSTITUTE GOODS OR SERVICES, OR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF Handspring OR ITS SUPPLIER IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

        9. CONFIDENTIALITY. The parties agree to maintain the confidentiality of information relating to products, sales data, and other business information shared by the parties and not generally known to the public, as set forth in the Non-Disclosure Agreement executed by the parties on , which is incorporated herein by reference.

10.     GENERAL

        10.1 ASSIGNMENT. Neither party may assign, delegate, or transfer the Agreement, or any of its rights or duties hereunder, without the prior written consent of the other party. Any attempted assignment or delegation in violation of this section shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Notwithstanding the foregoing, Handspring may assign its rights and duties hereunder in connection with a merger, consolidation, spin-off, corporate reorganization, acquisition, or sale of all or substantially all the assets of Handspring.

        10.2 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California (other than its conflicts of law principles), excluding the United Nations Convention on Contracts for the International Sale of Goods. The parties hereby consent to the exclusive jurisdiction of and venue in the federal and/or state courts located in Santa Clara County, California.

        10.3 INDEPENDENT CONTRACTORS. In performing their respective duties under this Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party's behalf without the other party's prior written consent.

        10.4 MODIFICATION AND WAIVER. No modification to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

        10.5 NOTICES. Any required or permitted notices hereunder must be given in writing at the address of each party set forth below, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, by one of the following methods: hand delivery; registered, express, or certified mail, return receipt requested, postage prepaid; or nationally-recognized private express courier. Notices will be deemed given on the date received.

        10.6 SEVERABILITY. If for any reason any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

        10.7 LIMITATION OF ACTION. Any legal action arising out of this Agreement shall be barred unless commenced within one (1) year of the act or omission giving rise to the action. Such limitation shall not apply to any actions asserted against Reseller by Handspring arising from any delinquencies in payment for Products.

        10.8 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto constitute the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof and supersede any prior agreements between the parties with respect to such subject matter.


In witness whereof, the parties have caused this Agreement to be executed by their respective authorized representatives as of the Effective Date.

Best Buy Co., Inc.                             Handspring



/s/  [Illegible]                               /s/  Greg Woock, VP North
      V.P. Computers   3/10/00                        American Sales   3/21/00
-------------------------------                -------------------------------
Name and Title          Date                   Name and Title           Date

[HANDSPRING LOGO]

Price List                                                       DATED 1/24/00
Exhibit A

HANDHELD COMPUTERS

-----------------------------------------------------------------------------------------------------------------------------------
UPC CODE            MODEL            PRODUCT                  DESCRIPTION                                      COST     MAP PRICE
-----------------------------------------------------------------------------------------------------------------------------------
684736100014        1000E            VISOR GRAPHITE           2 mb Visor handheld computer includes: USB       *             *
                                                              HotSync cradle, Mac adapter stylus, snap
                                                              cover Palm Desktop software (Windows and
                                                              Mac) Software link to Microsoft Outlook
                                                              (Windows only) 2 AAA batteries

-----------------------------------------------------------------------------------------------------------------------------------
684736100014        1001E            VISOR DELUXE GRAPHITE    Graphite Case 8 mb handheld computer             *             *
                                                              includes: USB HotSync cradle, Mac adapter,
                                                              slip on leather case, snap cover, Stylus,
                                                              Palm Desktop software (Windows and Mac)
                                                              Software link to Microsoft Outlook (Windows
                                                              only) 2 AAA batteries

-----------------------------------------------------------------------------------------------------------------------------------
684736100014        1002E            VISOR DELUXE  ICE        Clear accented Case 8 mb handheld computer       *             *
                                                              includes: USB HotSync cradle, Mac adapter,
                                                              slip on leather case, snap cover, Stylus,
                                                              Palm Desktop software (Windows and Mac)
                                                              Software link to Microsoft Outlook (Windows
                                                              only) 2 AAA batteries

-----------------------------------------------------------------------------------------------------------------------------------
684736100014        1003E            VISOR DELUXE BLUE        Blue accented Case 8 mb handheld computer        *             *
                                                              includes: USB HotSync cradle, Mac adapter,
                                                              slip on leather case, snap cover, Stylus,
                                                              Palm Desktop software (Windows and Mac)
                                                              Software link to Microsoft Outlook (Windows
                                                              only) 2 AAA batteries

-----------------------------------------------------------------------------------------------------------------------------------
684736100014        1004E            VISOR DELUXE GREEN       Green accented Case 8 mb handheld computer       *             *
                                                              includes: USB HotSync cradle, Mac adapter,
                                                              slip on leather case, snap cover, Stylus,
                                                              Palm Desktop software (Windows and Mac)
                                                              Software link to Microsoft Outlook (Windows
                                                              only) 2 AAA batteries

-----------------------------------------------------------------------------------------------------------------------------------
684736100014        1005E            VISOR DELUXE  ORANGE     Orange accented Case8 mb handheld computer       *             *
                                                              includes: USB HotSync cradle, Mac adapter,
                                                              slip on leather case, snap cover, Stylus,
                                                              Palm Desktop software (Windows and Mac)
                                                              Software link to Microsoft Outlook (Windows
                                                              only) 2 AAA batteries
-----------------------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

SPRINGBOARD MODULES
-----------------------------------------------------------------------------------------------------------------------------------
684736600019        6000E            33.6 MODEM  MODULE       Module modem. Adding just under half an inch     *             *
                                                              to the depth of your handheld. It's a
                                                              fully-featured Hayes-compatible 33.6Kbs
                                                              modem. Includes

-----------------------------------------------------------------------------------------------------------------------------------
684736600118        6001E            8MB FLASH  MODULE        Expand your Visors memory with this 8MB          *             *
                                                              Flash Memory Module. Stores over 200 typical
                                                              Palm OS applications!

-----------------------------------------------------------------------------------------------------------------------------------
684736600217        6002E            BACKUP SPRINGBOARD
                                     MODULE                   Back up your entire handheld with one touch.     *             *
                                                              Ideal for mobile users who don't have access
                                                              to their desktop for HotSyncing, or users
                                                              who don't HotSync with a PC.

-----------------------------------------------------------------------------------------------------------------------------------
684736600316        6003E            TIGER WOODS GOLF
                                     SPRINGBOARD MODULE       Electronic Arts'(TM)Tiger Woods PGA              *             *
                                                              TOUR(R)Golf game. High resolution,
                                                              full-motion graphics, and a highly realistic
                                                              simulation of golf physics allow you to play
                                                              a round at TPC at Summerlin(TM)TPC at
                                                              Sawgrass(TM) and Badlands Golf Club(TM)
-----------------------------------------------------------------------------------------------------------------------------------

ACCESSORIES
-----------------------------------------------------------------------------------------------------------------------------------
684736300308        3003W            SERIAL HOTSYNC
                                     CRADLE, ICE              Enables users of non-USB equipped PCs and        *             *
                                                              Macs to HotSync their Visor(TM)to computers
                                                              through the serial port. Compatible with
                                                              Windows 95, Windows NT, and Mac OS 7.5.3 and
                                                              later.

-----------------------------------------------------------------------------------------------------------------------------------
684736300407        3004W            SERIAL HOTSYNC
                                     CRADLE, GRAPHITE         Enables users of non-USB equipped PCs and        *             *
                                                              Macs to HotSync their Visor(TM)to computers
                                                              through the serial port. Compatible with
                                                              Windows 95, Windows NT, and Mac OS 7.5.3 and
                                                              later.

-----------------------------------------------------------------------------------------------------------------------------------
684736300506        3005W            PREMIUM STYLUS 5 PACK    Provides 5 premium metal stylus replacements     *             *
                                                              for your Visor(TM). Appropriately weighted
                                                              and pleasing to the touch, the Styli are a
                                                              classy and useful upgrade.


-----------------------------------------------------------------------------------------------------------------------------------
684736301008        3010W            SLIM LEATHER CASE        Velcro tab closure, slots for cards, pocket      *             *
                                                              for money. Sewn-in attachment for Visor
                                                              device. Dimensions: 5" x 3 1/4"

-----------------------------------------------------------------------------------------------------------------------------------
684736301206        3012W            BI-FOLD LEATHER CASE     3 paper pads, pen and stylus holders. Slots      *             *
                                                              for cards and pocket for money. Sewn-in
                                                              attachment device for Visor device.
                                                              Dimensions: 6" x 4"
-----------------------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

[HANDSPRING LOGO]


Market Development Fund (MDF) Guidelines
Exhibit B

--------------------------------------------------------------------------------


        - Reseller will submit plans for marketing the Products to Handspring, which must approve such marketing plan prior to its execution. These marketing activities and their respective costs will be agreed to in advance and approved in writing by Reseller and Handspring.

        - Handspring will provide credits (so called Market Development Funding ("MDF")) that can be used against payments due from Reseller to Handspring for the purchase of Products. These credits are not transferable.

        - The Market Development Funding approved by Handspring is only available to be used during the quarter that the allowance is set aside for. Thus, advertising or marketing activities that are approved for funding with Handspring MDF must be performed during the quarter.

        - Funds not used for prior approved activities within a quarter from their allowance date will be automatically forfeited. Expired funds will not be reinstated or rolled over to another quarter.

        - Handspring must be invoiced within 90 days of completion of the activity. For example, allowances granted January 1 and executed on March 1 must be invoiced by the end of June of the same year.

        - Pre-billing and or debiting of Handspring for marketing activities is not permitted.

        - Handspring must be provided with a detailed rate card that outlines costs, circulation and reach of each activity.

        - Only advertisements, which adhere to the Handspring Minimum Advertising Pricing Policy (a current copy of which is attached to these Guidelines) are eligible for reimbursement.

        - Approved activities must be fully completed by Reseller as promised and verified by Handspring within the time limits agreed to in advance. Reseller will refund the unexecuted portion of the activity or provide HANDSPRNG with an equal value in another area of promotion that is agreed to by Reseller and Handspring. For example, if Handspring approves an end cap for $10,000 in all Reseller stores, and Reseller only executes end caps in 70% of stores, Reseller agrees to refund or provide Handspring with $3,000 of value in another area of promotion approved by Reseller and Handspring.

[HANDSPRING LOGO]

Market Development Fund Guidelines

--------------------------------------------------------------------------------

It is Handspring's policy not to pay for advertisements that are not pre-approved and in compliance with the Handspring Minimum Advertised Price ("MAP") policy. Reseller maintains complete discretion as to its pricing practices. However, to be eligible for reimbursement, Reseller's advertisements must comply with the following guidelines:


        - Pricing in Reseller advertisements must be equal to or higher than the minimum advertised price reflected in current Price List shown as "Exhibit A". An advertisement where no pricing is shown is considered to be in compliance.

        - Deviations of up to one dollar ($0.99) above or below MAP prices are allowable to accommodate various Reseller's pricing practices.

        - Specific product(s) or model(s) by SKU or model numbers must be designated in ad.

        - Two or more Handspring products advertised and sold together may not be advertised at less than the combined MAP of the two Products.

        - Advertisements of Handspring product with free goods must be submitted to Handspring for approval.

        - Advertisements, which show Handspring Product bundled with any other products, must be submitted to Handspring for prior approval.

        - Advertisements that include rebates general in-store rebates, service sign-up rebates, category rebates or other financial mechanisms to lower the price of Product must be submitted to Handspring for approval.

        - Any violations of Handsprings MAP policy will result in non-payment for advertisement vehicle that deviates from MAP guidelines.

Handspring is in no way responsible for or involved with Reseller pricing decisions. It is Handspring's policy not to pay for advertisements that are not pre-approved and in compliance with the Handspring MAP policy.

[HANDSPRING LOGO]

Price Protection Guidelines
Exhibit C

--------------------------------------------------------------------------------

As an authorized Reseller of Products, Reseller is eligible to receive price protection In accordance with Handspring's price protection policy. In the event of such a price reduction, Handspring will notify Reseller in advance and in writing of price reduction and supply Reseller with a price protection claim form and price protection program number to reference when claiming price protection. This notification will identify the part and model number of the Product to be price protected, the new price, the amount of the price protection per unit and the effective date of the price reduction. Reseller will be eligible to receive this amount per unit of said Product Reseller has in inventory at the time of the price reduction if claimed and processed in accordance with Handspring price protection guidelines.

        - To be eligible for price protection, Reseller must provide electronic Product Inventory and sell through reports to Handspring on a weekly basis. These reports must show all Product inventory owned by reseller including inventory in transit to or from its warehouses, cross dock facilities, distribution centers, Returned Merchandise Authorization (RMA) centers, stores or other Product inventory locations. Inventory in locations not visible through these reports is not eligible for price protection by Handspring. Electronic reports must be in the form of EDI or other generally accepted system for and taken from the Reseller's inventory tacking or Enterprise computing system. Manual inventory reports or other electronic form outside of the guidelines will not be accepted unless agreed to in advance, in writing by Handspring. Handspring, at their option, may use Reseller's mainframe inventory reporting system (SMHI), until an agreeable EDI system is in place.


        - Handspring and Reseller will validate and acknowledge Reseller inventory reports with and credit Reseller for each unit eligible for price protection the difference new and old Reseller costs based on the inventory reports provided by Reseller.

        - Only product purchased directly from Handspring is eligible for price protection. Demo units, close outs or special purchases are excluded from this price protection policy unless otherwise approved, in writing, by Handspring.

        - Only Products reflected in current Handspring price lists is eligible for price protection.

        - At Handspring's expense upon reasonable notice, at reasonable times and places, Handspring reserves the right to validate Reseller inventory claims by third party audit at any time and requires Reseller to keep sufficient records for a period of 18 months.

        - Once a credit has been signed for and acknowledged by both parties, no additional claims will be allowed.

        - Debits for price reductions will not be accepted by Handspring; Handspring will only provide credits.

[HANDSPRING LOGO]


Component Price List                                               DATED 3/1/00

Exhibit D

HANDHELD COMPUTER COMPONENTS

--------------------------------------------------------------------------------------------
COMPONENT                                DESCRIPTION                                    COST
--------------------------------------------------------------------------------------------
 VISOR                                   2 mb Visor  handheld computer                    *


--------------------------------------------------------------------------------------------
 VISOR DELUXE                            8 mb Visor handheld computer                     *


--------------------------------------------------------------------------------------------

USB CRADLE COMPONENTS
--------------------------------------------------------------------------------------------
USB HOTSYNC CRADLE, ICE                  USB Hotsync cradle                               *


--------------------------------------------------------------------------------------------
USB HOTSYNC CRADLE, GRAPHITE             USB Hotsync cradle                               *



--------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

[HANDSPRING LOGO]


Vendor Program Agreement

Exhibit E


VENDOR PROGRAM AGREEMENT:                       Vendor:   HandSpring
                                                          ---------------------


NEW VENDOR:   [ ]                               VENDOR #: 539310061
                                                          ---------------------

NEW PROGRAM:  [x]

DEPT.:         6                                BUYER:  Kevin Winneroski and
              ------------------                        Elizabeth Sorenson
                                                        -----------------------

CLASS #:      140-664                           BUYERS EXT.:  x5181 and x5168
              ------------------                              -----------------


1999 FISCAL YEAR                                                       2000 FISCAL YEAR
----------------------------------------------------------------       ------------------------------------------------------------
START DATE:                                                            START DATE:  02/21/2000
           -----------------------------------------------------                   ------------------------------------------------

END DATE:                                                              END DATE:    08/26/2000
           -----------------------------------------------------                   ------------------------------------------------

PAYMENT TERMS:                                                         PAYMENT TERMS: net *  days
              --------------------------------------------------                      ---------------------------------------------

FREIGHT TERMS:                                                         FREIGHT TERMS:
           -----------------------------------------------------                   ------------------------------------------------

DFI:                                                                   DFI:
    ------------------------------------------------------------           --------------------------------------------------------

CO-OP:                                                                 CO-OP: 0.00%
      ----------------------------------------------------------              -----------------------------------------------------
            (Please Specify Payment Method: POP,                                        (Please Specify Payment Method: POP,
                     DFI, Auto Credit)                                                             DFI, Auto Credit)


           -----------------------------------------------------                   ------------------------------------------------
MDF:                                                                   MDF:                      *
    ------------------------------------------------------------            -------------------------------------------------------
                 (Please Specify Payment Method: POP,                                  (Please Specify Payment Method: POP,
                          DFI, Auto Credit)                                                        DFI, Auto Credit)

                                                                                Credit will be issued for pre-approved
           -----------------------------------------------------                ---------------------------------------------------
                                                                                activities based on Best Buy's proof
           -----------------------------------------------------                ---------------------------------------------------
                                                                                of execution of such activities
           -----------------------------------------------------                ---------------------------------------------------

SEASONAL DATING                                                        SEASONAL DATING  yes, program determined at a later date
               -------------------------------------------------                        -------------------------------------------

NEW ITEM OPENING ORDERS:                                               NEW ITEM OPENING ORDERS:       No
                        ----------------------------------------                               ------------------------------------

DEMO PROGRAM                                                           DEMO PROGRAM   No
             ---------------------------------------------------                    -----------------------------------------------

DEFECTIVES                                                             DEFECTIVES     yes per agreement
          ------------------------------------------------------                 --------------------------------------------------

                                                                       RETURNS  yes, per agreement
           -----------------------------------------------------                ---------------------------------------------------

STOCK BALANCING                                                        STOCK BALANCING yes, per agreement
               -------------------------------------------------                       --------------------------------------------

PRICE PROTECTION:                                                      PRICE PROTECTION: yes, per agreement
                 -----------------------------------------------                         ------------------------------------------

FREIGHT ALLOWANCE                                                      FREIGHT ALLOWANCE         *
                 -----------------------------------------------                         ------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.


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